Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARABANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Chilco River Holdings Inc. (the “Company”) on Form 10-QSB for the three months ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gavin Roy, Secretary-Treasurer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities and Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 12, 2005	By:	/s/ Gavin Roy
GAVIN ROY
Secretary-Treasurer